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                                                                Exhibit(B)(5)(c)

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[PRUDENTIAL LOGO]                                                                                Annuities Service Center
                                                                                                 Financial Professionals:
Prudential                                                                                       1-800-513-0805
                                                                                                 Fax 1-800-576-1217
PREMIER(R) RETIREMENT                                                                            www.prudentialannuities.com

Variable Annuity Application Form                                                                Regular Mail Delivery
Annuities are issued by Pruco Life Insurance Company                                             Annuities Service Center
                                                                                                 P.O. Box 7960
                                                                                                 Philadelphia, PA 19176

                                                                                                 Overnight Service, Certified or
                                                                                                 Registered Mail Delivery
                                                                                                 Prudential Annuities Service Center
                                                                                                 2101 Welsh Road
                                                                                                 Dresher, PA 19025

PRODUCT SELECTION            B SERIES            L SERIES            C SERIES
                    --------            --------            --------

SECTION 1 OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] C Corporation*   [_] S Corporation*

[_] Other*
           -----------------------------------------------

*    If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust / Entity)   [_] Male [_] Female             Birth Date (Mo - Day - Yr)   SSN / TIN
                                                                                        -        -
------------------------------------------------------------------------------  ---------------------------  -----------------------

Street Address                                                  City                                    State      ZIP

--------------------------------------------------------------  --------------------------------------  ---------  -----------------

Telephone Number
                 --------------------------------------

[_] U.S. Citizen   [_] Resident Alien/Citizen of:
                                                  ----------------------------------------------------------------------------------

[_] Non-Resident Alien/Citizen of:                                                      (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))
                                   ----------------------------------------------------

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

Name (First, Middle, Last)                      [_] Male [_] Female             Birth Date (Mo - Day - Yr)   SSN / TIN
                                                                                        -        -
------------------------------------------------------------------------------  ---------------------------  -----------------------

Street Address                                                  City                                    State      ZIP

--------------------------------------------------------------  --------------------------------------  ---------  -----------------

[_] U.S. Citizen   [_]  Resident Alien/Citizen of:
                                                   ---------------------------------------------------------------------------------

[_] Non-Resident Alien/Citizen of:                                                      (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))
                                   ----------------------------------------------------

Relationship to Owner:
                       -------------------------------------------------------------------------------------------------------------

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

Name (First, Middle, Last)                      [_] Male [_] Female             Birth Date (Mo - Day - Yr)   SSN / TIN
                                                                                        -        -
------------------------------------------------------------------------------  ---------------------------  -----------------------

Street Address                                                  City                                    State      ZIP

--------------------------------------------------------------  --------------------------------------  ---------  -----------------

[_] U.S. Citizen   [_]  Resident Alien/Citizen of:
                                                   ---------------------------------------------------------------------------------

[_] Non-Resident Alien/Citizen of:                                                      (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))
                                   ----------------------------------------------------


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 1 of 8
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SECTION 2 BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the
     Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)                      [_] Male [_] Female             Birth Date (Mo - Day - Yr)
                                                                                               -        -
------------------------------------------------------------------------------  -----------------------------------------------

[_] Primary      Relationship                                         SSN/TIN                                  Percentage

[_] Contingent                                                                                                                %
               -----------------------------------------------------  --------------------------------------  ---------------

Name (First, Middle, Last)                      [_] Male [_] Female             Birth Date (Mo - Day - Yr)
                                                                                               -        -
------------------------------------------------------------------------------  -----------------------------------------------

[_] Primary      Relationship                                         SSN/TIN                                  Percentage

[_] Contingent                                                                                                                %
               -----------------------------------------------------  --------------------------------------  ---------------

Name (First, Middle, Last)                      [_] Male [_] Female             Birth Date (Mo - Day - Yr)
                                                                                               -        -
------------------------------------------------------------------------------  -----------------------------------------------

[_] Primary      Relationship                                         SSN/TIN                                  Percentage

[_] Contingent                                                                                                                %
               -----------------------------------------------------  --------------------------------------  ---------------

SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

   [_] YES [_] NO   If yes, a State Replacement Form is required for NAIC model regulation states.

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

   [_] YES [_] NO If yes, complete the following and submit a State Replacement Form, if required.

Company Name                                                    Policy or Annuity Number                Year Issued

--------------------------------------------------------------  --------------------------------------  -----------------------

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT TO BE ISSUED

[_] Non-Qualified     [_] SEP-IRA*     [_] Roth 401(k)*(Plan Year)                   [_] 457(b)*(gov't. entity)
                                                                   -------------

[_] 401*(Plan Year)                    [_] IRA     [_] Roth IRA      [_] 403(b)*     [_] 457(b)*(501(c) tax-exempt)
                    -----------------

[_] Other
          -----------------------------------------------------

*    The following information is required if the contract being requested is an employer plan.

Employer Plan No. (if available)                                 Employer Plan Phone No.

--------------------------------------------------------------   --------------------------------------------------------------

Employer Plan Name                                               Employer Plan Contact Name

--------------------------------------------------------------   --------------------------------------------------------------

Street Address                                                  City                                    State      ZIP

--------------------------------------------------------------  --------------------------------------  ---------  -----------------


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 2 of 8
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
SECTION 3 ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.

SOURCE OF FUNDS

[_] Non-Qualified   [_] SEP-IRA   [_] 403(b)   [_] Traditional IRA   [_] 401(a)   [_] Roth IRA   [_] 401(k)

[_] Other
          -------------------------------------------------

QUALIFIED CONTRACT PAYMENT TYPE                                  NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).                   Indicate type of initial estimated payment(s).

[_] Transfer ..........  $                                       [_] 1035 Exchange ............  $
                           ------------------                                                      ------------------
[_] Rollover ..........  $                                       [_] Amount Enclosed ..........  $
                           ------------------                                                      ------------------
[_] Direct Rollover ...  $                                       [_] CD Transfer or
                           ------------------                        Mutual Fund Redemption ...  $
[_] IRA / Roth IRA                                                                                 ------------------
    Contribution ......  $          for tax year
                           --------              -----

     If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS (ONLY ONE MAY BE CHOSEN)

RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR MAY VARY. IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY.
PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

[_] Highest Daily Lifetime(R) Income 2.0

[_] Spousal Highest Daily Lifetime(R) Income 2.0

[_] Highest Daily Lifetime(R) Income 2.0 with Lifetime Income Accelerator

[_] Highest Daily Lifetime(R) Income 2.0 with Highest Daily Death Benefit

[_] Spousal Highest Daily Lifetime(R) Income 2.0 with Highest Daily Death Benefit

SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

A. 6 OR 12 MONTH DOLLAR COST AVERAGING (DCA) PROGRAM - PLEASE SEE THE PROSPECTUS FOR DETAILS ON THIS PROGRAM.

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box and proceed to Section 4B to select the Portfolios to which your DCA transfers will be allocated. You may not participate in both the 6 and 12 Month DCA at the same time.

6 OR 12 MONTH DCA MAY NOT BE AVAILABLE IN ALL STATES.

[_] 6 Month DCA             % of purchase payment   OR   [_] 12 Month DCA             % of purchase payment
                ------------                                              ------------

If you have elected a 6 or 12 month DCA program, you may NOT elect any of the MVA Options in Section 4B.

If you choose to allocate less than 100% of your purchase payment to the 6 or 12 month DCA program, the remaining percentage of your purchase payment will be allocated to the investments you select in Section 4B.


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 3 of 8
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SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

B. INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL BENEFIT IN SECTION 3D, you must choose from ONE of the following two options:

     1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

     2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2).

IF YOU ARE NOT ELECTING AN OPTIONAL BENEFIT, you may pick one of the Prudential Portfolio Combinations in Box 1; OR allocate among any of the portfolios and MVA Options listed in BOXES 2, 3, 4 or 5 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - Available for options 1 or 2 above or if you are NOT electing an optional benefit

[_] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th)           Rebalancing Frequency:  [_] Monthly  [_] Quarterly  [_] Semi-Annually  [_] Annually
                                  ---------

BOX 1 | PRUDENTIAL PORTFOLIO COMBINATIONS

[_] COMBINATION 1                         [_] COMBINATION 2                          [_] COMBINATION 3

25% AST Capital Growth Asset Allocation   25% AST FI Pyramis(R) Asset Allocation     30% AST Wellington Management Hedged Equity
25% AST Franklin Templeton Founding       25% AST J.P. Morgan Global Thematic        20% AST BlackRock Global Strategies
    Funds Allocation                      25% AST First Trust Capital Appreciation   20% AST Academic Strategies Asset Allocation
20% AST New Discovery Asset Allocation        Target                                 30% AST Advanced Strategies
30% AST First Trust Capital Appreciation  25% AST Advanced Strategies
    Target

[_] COMBINATION 4                         [_] COMBINATION 5                          [_] COMBINATION 6
40% AST T. Rowe Price Asset Allocation    30% AST T. Rowe Price Asset Allocation     20% AST CLS Moderate Asset Allocation
35% AST Balanced Asset Allocation         20% AST CLS Moderate Asset Allocation      35% AST Schroders Multi-Asset World Strategies
25% AST First Trust Balanced Target       15% AST Schroders Global Tactical          30% AST Academic Strategies Asset Allocation
                                          10% AST First Trust Balanced Target        15% AST J.P. Morgan Strategic Opportunities
                                          25% AST Advanced Strategies

[_] COMBINATION 7                         [_] COMBINATION 8                          [_] COMBINATION 9
30% AST T. Rowe Price Asset Allocation    50% AST Preservation Asset Allocation      25% AST Preservation Asset Allocation
70% AST Preservation Asset Allocation     20% AST Horizon Moderate Asset Allocation  75% AST J.P. Morgan Strategic Opportunities
                                          30% AST J.P. Morgan Strategic
                                              Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the
AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your
Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                TACTICAL                                 ALTERNATIVE
      AST Balanced Asset Allocation              AST CLS Moderate Asset Allocation        AST Academic Strategies Asset Allocation
-----                                      -----                                    -----
      AST Capital Growth Asset Allocation        AST Horizon Moderate Asset               AST Advanced Strategies
-----                                      ----- Allocation                         -----
      AST FI Pyramis(R) Asset Allocation         AST J.P. Morgan Global Thematic          AST BlackRock Global Strategies
-----                                      -----                                    -----
      AST Franklin Templeton Founding            AST Schroders Global Tactical            AST J.P. Morgan Strategic Opportunities
----- Funds Allocation                     -----                                    -----
      AST New Discovery Asset Allocation   QUANTITATIVE                                   AST Schroders Multi-Asset World Strategies
-----                                            AST First Trust Balanced Target    -----
      AST Preservation Asset Allocation    -----                                          AST Wellington Management Hedged Equity
-----                                            AST First Trust Capital            -----
      AST T. Rowe Price Asset Allocation   ----- Appreciation Target
-----
                                                                                                BOX 2 TOTAL          %
                                                                                                            ---------

BOX 3 | BOND PORTFOLIOS %

      AST Lord Abbett Core Fixed Income          AST Prudential Core Bond
-----                                      -----
      AST Neuberger Berman Core Bond             AST Western Asset Core Plus Bond
-----                                      -----
      AST PIMCO Total Return Bond
-----
                                                                                                BOX 3 TOTAL          %
                                                                                                            ---------
                                                                                                                       (Continued)


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 4 of 8
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SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

BOX 4 | ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                           MID-CAP GROWTH                           SMALL-CAP VALUE
      AST Goldman Sachs Concentrated             AST Goldman Sachs Mid-Cap Growth         AST Goldman Sachs Small-Cap Value
----- Growth                               -----                                    -----
      AST Jennison Large-Cap Growth              AST Neuberger Berman Mid-Cap             AST Small-Cap Value
-----                                      ----- Growth                             -----
      AST Marsico Capital Growth           MID-CAP VALUE                            INTERNATIONAL EQUITY
-----                                            AST Mid-Cap Value                        AST International Growth
      AST MFS Growth                       -----                                    -----
-----                                            AST Neuberger Berman / LSV               AST International Value
      AST T. Rowe Price Large-Cap          ----- Mid-Cap Value                      -----
----- Growth                               FIXED INCOME                                   AST JP Morgan International Equity
LARGE-CAP BLEND                                  AST High Yield                     -----
                                           -----                                          AST MFS Global Equity
      AST QMA US Equity Alpha                    AST Money Market                   -----
-----                                      -----                                          AST Parametric Emerging Markets Equity
LARGE-CAP VALUE                                  AST PIMCO Limited Maturity Bond    -----
      AST BlackRock Value                  -----                                    SPECIALTY PORTFOLIO
-----                                            AST T. Rowe Price Global Bond            AST Cohen & Steers Realty
      AST Goldman Sachs Large-Cap Value    -----                                    -----
-----                                            AST Western Asset Emerging               AST Global Real Estate
      AST Jennison Large-Cap Value         ----- Markets Debt                       -----
-----                                      SMALL-CAP GROWTH                               AST Quantitative Modeling*
      AST Large-Cap Value                        AST Federated Aggressive Growth    -----
-----                                      -----                                          AST T. Rowe Price Natural Resources
      AST MFS Large-Cap Value                    AST Small-Cap Growth               -----
-----                                      -----
      AST T. Rowe Price Equity Income                                               *   Not available with any optional benefit
-----
                                                                                                BOX 4 TOTAL          %
                                                                                                            ---------

BOX 5 | MVA OPTIONS %

                                3-Year Guarantee Period            7-Year Guarantee Period
                          -----                              -----
                                5-Year Guarantee Period            10-Year Guarantee Period
                          -----                              -----
                                                                                                BOX 5 TOTAL          %
                                                                                                            ---------

                                                                                    CUMULATIVE (TOTAL 100%)          %
                                                                                                            ---------

SECTION 5 E-DOCUMENTS

By providing my e-mail address below, and my signature in Section 9 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to
Prudential's website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential's website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address
               ----------------------------------------------------------------------------------------------------------------

SECTION 6 FINANCIAL PROFESSIONAL AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" to Perform Contract Maintenance and Provide Investment/Allocation
Instructions. For definitions, see Definitions and Disclosures.

DO YOU AUTHORIZE your Financial Professional to perform any of the designated activities below? [_] Yes   [_] No

Please indicate what designated activities you authorize your Financial Professional to have:

[_] PERFORM CONTRACT MAINTENANCE [_] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 5 of 8
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SECTION 7 ADDITIONAL INFORMATION

IF NEEDED FOR:   . Special Instructions   . Beneficiaries   . Contingent Annuitant (for custodial business only)
                 . Annuity Replacement    . Entity Authorized Individuals

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SECTION 8 NOTICES & DISCLAIMERS

ALASKA: All statements and descriptions in an application for an insurance policy or annuity contract, or in negotiations for the policy or contract, by or in behalf of the insured or annuitant, shall be considered to be representations and not warranties.
Misrepresentations, omissions, concealment of facts, and incorrect statements may not prevent a recovery under the policy or contract unless either (1) fraudulent; (2) material either to the acceptance of the risk, or to the hazard assumed by the insurer;
or (3) the insurer in good faith would either not have issued the policy or contract, or would not have issued a policy or contract in as large an amount, or at the same premium or rate, or would not have provided coverage with respect to the hazard resulting in the loss, if the true facts had been made known to the insurer as required either by the application for the policy or contract or otherwise.

ARIZONA: Upon written request an insurer is required to provide, within a reasonable time, factual information regarding the benefits and provisions of the annuity contract to the contract owner.

If for any reason you are not satisfied with this contract, you may return it to us within 10 days (or 30 days for applicants 65 or older) of the date you receive it. All you have to do is take it or mail it to one of our offices or to the representative who sold it to you, and it will be canceled from the beginning. If this is not a variable contract, any monies paid will be returned promptly. If this is a variable contract, any monies paid will be returned promptly after being adjusted according to state law.

CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant for entity-owned contracts) is age 60 or older, you are required to complete the "Important Information for Annuities Issued or Delivered in California" form.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages.

Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of
Regulatory Agencies.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN
APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF
DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

MARYLAND: Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO THIS QUESTION:

1. Did you receive a prospectus for this annuity? [_] YES [_] NO

2. Do you believe the annuity meets your financial objectives and anticipated future financial needs? [_] YES [_] NO

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

OREGON and VERMONT: -- Any person who knowingly presents a materially false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

ALL OTHER STATES: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 6 of 8
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SECTION 9 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[_]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc
     (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

..    I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

..    I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

..    I acknowledge that I have received a current prospectus for this annuity; and

..    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A COMPLETED CERTIFICATE
OF ENTITY OWNERSHIP FORM.

BY SIGNING BELOW AND HAVING ENTERED AN E-MAIL ADDRESS IN SECTION 5, E-DOCUMENTS, I AM PROVIDING MY INFORMED CONSENT TO RECEIVE
STANDARD REGULATORY DOCUMENTS AND OTHER DOCUMENTS LISTED IN SECTION 5 BY ELECTRONIC DELIVERY.

REQUIRED         State where signed                                  (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S
                                    ------------------------------   STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.

I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.


SIGN HERE                                                                                            -                  -
                  --------------------------------------------------------------   --------------------------------------------
                  Owner Signature                                                  Month                Day                Year

TITLE (IF ANY)
                  --------------------------------------------------------------
                  If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.


SIGN HERE                                                                                            -                  -
                  --------------------------------------------------------------   --------------------------------------------
                  Co-Owner Signature                                               Month                Day                Year


SIGN HERE                                                                                            -                  -
                  --------------------------------------------------------------   --------------------------------------------
                  Annuitant Signature (if different from Owner)                    Month                Day                Year


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 7 of 8
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
SECTION 10 FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)                                                                                           Percentage

------------------------------------------------------------------------------------------------------------------   ----------%
ID Number                                 Telephone Number                                  E-mail

---------------------------------------   -----------------------------------------------   ----------------------------------------

Name (First, Middle, Last)                                                                                           Percentage%

------------------------------------------------------------------------------------------------------------------   ----------%
ID Number                                 Telephone Number                                  E-mail

---------------------------------------   -----------------------------------------------   ----------------------------------------

B. BROKER/DEALER

Name
     -------------------------------------------------------------------------------------------------------------------------------

C. REQUIRED QUESTIONS

1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

   [_] Yes [_] No

2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

   [_] Yes [_] No If yes, submit a State Replacement Form, if required.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I ACKNOWLEDGE
THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.


SIGN HERE                                                                                            -                  -
                  --------------------------------------------------------------   --------------------------------------------
                  Financial Professional Signature                                 Month                Day                Year


SIGN HERE                                                                                            -                  -
                  --------------------------------------------------------------   --------------------------------------------
                  Financial Professional Signature                                 Month                Day                Year

PLEASE SELECT     For Financial Professional Use Only. Please contact your home office with any questions.

                  [_] Option A [_] Option B [_] Option C

FOR BROKER/DEALER USE ONLY
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                           Networking No.                                          Annuity No. (If established)


P-VAA(2/10)                                                                                      ORD 202826 Rev (7/12) | page 8 of 8
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for explanations of any of the terms used, or contact Pruco Life with any questions.

ANNUITY COMMENCEMENT DATE: The Annuity Date will be the first day of the month following the 95th birthday of the oldest of any
Owner, Co-Owner or Primary Annuitant. If you would like to elect an earlier Annuity Date, you may do so once the contract is issued by completing an Annuity Change Form.

AUTHORIZATION: In Section 6, you may grant or deny your Financial Professional access to your Annuity Contract Information and give that person the ability to perform the activities you have selected. Neither Pruco Life nor any person authorized by Pruco Life will be responsible for, and you agree to indemnify and hold Pruco Life harmless from and against, any claim, loss, taxes, penalties or any other liability or damages in connection with, or arising out of, any act or omission if we acted on an authorized individual's instructions in good faith and in reliance on this Authorization.

THE DESIGNATED ACTIVITIES ARE DEFINED AS FOLLOWS:

1.   PERFORM CONTRACT MAINTENANCE

     "Contract Maintenance" is currently limited to the following: changes to the Address-of-Record for the Owner(s), increasing or decreasing systematic investment amounts under a Systematic Investment program or termination of a Systematic Investment program and increasing or decreasing systematic withdrawal amounts under a Systematic Withdrawal program or termination of a
     Systematic Withdrawal program. Additional maintenance activities may be available in the future.

2.   PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

     "Investment/Allocation Instructions" includes all activities which affect the investment of your Contract Value in the
     Sub-Accounts available (consult your current prospectus). These activities include transfers between Sub-Accounts; initiating, terminating or making changes to allocation instructions, where applicable, for Optional Programs such as Systematic
     Withdrawals, Automatic Rebalancing, Dollar Cost Averaging and Fixed Option renewal.

This authorization may be revoked by calling 1-800-513-0805. Proper identification of the caller will be required to revoke this authorization. Note: This Section cannot be used for Third Party Investment Advisor authorizations.

BENEFICIARIES

..    The Owner reserves the right to change the Beneficiary unless the Owner notifies Pruco Life in writing that the Beneficiary designation is irrevocable.

..    If an Attorney-in-Fact signs the enrollment, the Attorney-in-Fact may only be designated as a Beneficiary if the
     Power-of-Attorney instrument and the relevant state law permit it.

DEATH BENEFIT: Death benefit proceeds are payable in equal shares to the surviving Beneficiaries in the appropriate Beneficiary class unless you request otherwise.

The death benefit under Pruco Life becomes payable to the designated Beneficiary upon first death of any Owner. For Entity-Owned
Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.

You should be aware that currently, federal law does not recognize same sex civil union partners, domestic partners or same sex spouses as spouses under federal law. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance"
provision. Same sex spouses are encouraged to consult a tax advisor prior to purchasing this annuity.

TRANSACTION CONFIRMATIONS: We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance
Fee, electronic fund transfer, Systematic Withdrawal/ Required Minimum Distribution / 72(t) / 72(q) programs, auto rebalancing, and
Dollar Cost Averaging in quarterly statements instead of confirming those transactions immediately.

E-DOCUMENTS: If the e-Documents service is elected, the Owner(s) will not receive paper documents, unless paper documents are specifically requested. You must include the e-mail address of the Owner(s) who will be notified by e-mail when documents are available for viewing on the Prudential Web site. You may update your subscription information, change your e-mail address, and revoke consent or obtain a paper copy of any document by contacting ANNUITIES SERVICE CENTER at 1-800-513-0805 or by e-mail at
service@prudential.com. The availability of certain e-Documents may be subject to change. Pruco Life will notify you regarding changes to the types of documents offered electronically for viewing.

Consent will be withdrawn upon due proof of your death, if all of your contracts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

INVESTMENT SELECTION: Pyramis is a registered service mark of FMR LLC. Used under license.

IRS CODE 501: Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax.
This exemption covers charitable organizations.

OWNER OF ANNUITY: The term "Owner" may be referred to as "Participant" in your annuity. In these forms, for simplicity, the
Participant is referred to as Owner.

TAX REPORTING AND WITHHOLDING STATEMENT: There may be tax implications as a result of certain cash distributions, including systematic withdrawals, and the request(s) (including tax reporting and withholding) cannot be reversed once processed. Federal and some state laws require that Pruco Life withhold income tax from certain cash distributions, unless the recipient requests that we not withhold. You may not opt out of withholding unless you have provided Pruco Life with a U.S. residence address and a Social
Security Number/ Taxpayer Identification Number. If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are for us to withhold tax from such payment.

If you elect not to have tax withheld from a distribution or if the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.

Some states have enacted State tax withholding. Generally, however, an election out of Federal withholding is an election out of
State withholding.

SITUS RULES: Contracts solicited, signed and issued outside of the client's resident state require that a fully completed Situs Form be submitted with the application. In the event that the financial professional is licensed in both the client's resident state and the state of solicitation, and where the Situs Form criteria is not applicable, the annuity may be issued in the client's resident state. The Additional Information Section of the application should be noted to reflect that the contract should be issued in the client's resident state and not the state of signing.

Please note that all state specific requirements apply to the state in which the contract is being issued.

We may apply certain limitations, restrictions, and/or standards as a condition of our issuance of an Annuity and/or acceptance of
Purchase Payments.

We have the right to reject this application.

Prudential Annuities, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities.
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